SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 19, 2008, World Wrestling Entertainment, Inc. issued the press release filed as Exhibit 99.1 to this Form 8-K to announce a planned increase in its quarterly dividend, subject to the receipt of a favorable tax ruling from the Internal Revenue Service.
Item 9.01. Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits

99.1	Press Release dated February 19, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ Frank Serpe
Frank Serpe
Chief Financial Officer

Dated: February 19, 2008